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                                                                  Exhibit 10.9


                           IRON MOUNTAIN INCORPORATED

                           1997 STOCK OPTION PLAN(1)

         Pierce Leahy Corp. known effective as of February 1, 2000 as Iron Mountain Incorporated (the "Company") hereby establishes and adopts the Pierce Leahy Corp. 1997 Stock Option Plan (known effective as of June 1, 2000 as the Iron Mountain Incorporated 1997 Stock Option Plan) as set forth in this document.

         1. PURPOSE. The Plan is intended to recognize the contributions made to the Company or an Affiliate by employees of the Company or any Affiliate, members of the Board of Directors of the Company or any Affiliate, and certain consultants and advisors to the Company or any Affiliate, to provide such persons with additional incentive to devote themselves to the future success of the Company or any Affiliate, and to improve the ability of the Company or an Affiliate to attract, retain, and motivate individuals upon whom the Company's sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights to acquire the Company's Common Stock, $0.01 par value (the "Common Stock").

         2. DEFINITIONS. Unless the context clearly indicates otherwise, the following terms shall have the following meanings.

            (a) "Act" means the Securities Act of 1933, as amended.

            (b) "Affiliate" means a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of
Section 424(e) or (f) of the Code.

            (c) "Board of Directors" means the Board of Directors of the Company.

            (d) "Change of Control" has the meaning set forth in Section 9 of the Plan.

            (e) "Code" means the Internal Revenue Code of 1986, as amended.

            (f) "Committee" means the Board of Directors or, if applicable, the committee or subcommittee designated by the Board of Directors in accordance with the provisions of Section 3 of the Plan.

            (g) "Company" means Pierce Leahy Corp., a Pennsylvania corporation; provided, however, that effective February 1, 2000 "Company" means Iron Mountain Incorporated, a Pennsylvania Corporation.

            (h) "Disability" means, in the case of an Optionee who is covered by a disability policy or plan paid for or provided by the Company, a condition which entitles the Optionee to benefits under the policy or plan or, if there is no such policy or plan covering the Optionee, "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code;

--------
(1) Amendments effective June 1, 2000, unless otherwise stated.

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provided, however, that effective June 1, 2000, "Disability" means a total and permanent disability (as determined by the Board of Directors on the basis of medical evidence satisfactory to it).

            (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (j) "Fair Market Value" has the meaning set forth in Section 8(b) of the Plan.

            (k) "ISO" means an Option granted under the Plan which is an "incentive stock option" within the meaning of Section 422(b) of the Code.

            (l) "Non-qualified Stock Option" means an Option granted under the Plan which is not intended to qualify, or otherwise does not qualify, as an ISO.

            (m) "Option" means either an ISO or a Non-qualified Stock Option granted by the Company under the Plan.

            (n) "Optionee" means a person to whom an Option has been granted under the Plan.

            (o) "Option Document" means the written document described in
Section 8 of the Plan evidencing the Option and setting forth the terms and conditions upon which the Option is granted and upon which it may be exercised.

            (p) "Option Price" means the price at which Shares may be purchased upon exercise of an Option, as determined pursuant to Section 8(b) of the Plan.

            (q) "Permitted Holder" means any of Leo W. Pierce, Sr., his children or other lineal descendants (whether adoptive or biological), the spouses of any of the foregoing and any probate estate of any such individual and any trust, so long as one or more of the foregoing individuals is the principal beneficiary of such trust, and any other partnership, corporation or other entity all of the partners, shareholders, members or owners of which are any one or more of the foregoing.

            (r) "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government (including any agency or political subdivision thereof).

            (s) "Plan" means the Pierce Leahy Corp. 1997 Stock Option Plan, as amended. Effective June 1, 2000, the Plan shall be known as the Iron Mountain Incorporated 1997 Stock Option Plan, as amended.

            (t) "Shares" means the shares of Common Stock of the Company that are the subject of Options, except as the same may be modified pursuant to the terms of Section 10 of the Plan.


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         3. ADMINISTRATION OF THE PLAN.

            (a) COMMITTEE. The Plan shall be administered by the Board of Directors or a committee or subcommittee appointed by the Board of Directors, which is intended, but not required, to be composed of two or more "outside directors" within the meaning of Section 162(m) of the Code and two or more "non-employee directors" within the meaning of Section 16 of the Exchange Act. Members of the Committee shall serve at the pleasure of the Board of Directors which shall also fill any vacancies in the membership of the Committee.

            (b) MEETINGS. The Committee shall hold meetings at such times and places as it may determine and shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum thereof, and acts approved at a meeting or acts approved in writing by a majority of the members of the Committee shall be the valid acts of the Committee.

            (c) GRANTS. The Committee shall from time to time, in its discretion, direct the Company to grant Options pursuant to the terms of the Plan. The Committee shall have plenary authority to (i) determine the Optionees to whom, the times at which, and the price at which Options shall be granted,
(ii) determine the type of Option to be granted and the number of Shares subject thereto, and (iii) approve the form and terms and conditions of the Option Documents; all subject, however, to the express provisions of the Plan. In making such determinations, the Committee shall take into account the nature of the Optionee's services and responsibilities, the Optionee's present and potential contribution to the Company's success, and such other factors as the Committee may deem relevant. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under the Plan, and of any Option Document, shall be final, binding and conclusive.

            (d) EXCULPATION. No member of the Committee or of the Board of Directors shall be personally liable in such capacity for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options under the Plan, unless such member breaches or fails to perform the duties of his office under the Pennsylvania Business Corporation Law of 1988, as amended, and the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness. This provision, however, does not apply to the responsibility or liability of a member pursuant to any criminal statute, or to the liability of a member for the payment of the Company's taxes pursuant to local, Pennsylvania or federal law.

            (e) INDEMNIFICATION. For purposes of indemnification, service on the Committee shall constitute service as a member of the Board of Directors. Each member of the Committee shall be entitled without further act on his part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Certificate of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be a member of the Committee at the time of the action, suit or proceeding.


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            (f) LIMITATIONS ON GRANTS OF OPTIONS TO CONSULTANTS AND ADVISORS.
With respect to the grant of Options to consultants and advisors, bona fide services must be rendered by consultants and advisors, and such services must not be in connection with a capital raising transaction.

         4. GRANTS UNDER THE PLAN. Grants under the Plan may be in the form of a Non-qualified Stock Option, an ISO or a combination thereof, at the discretion of the Committee. More than one Option may be granted to any individual, and each such grant may include Options which are intended to be ISOs and Options which are not intended to be ISOs, but only on the terms and subject to the conditions and restrictions of the Plan.

         5. ELIGIBILITY. All employees and members of the Board of Directors of, and consultants and advisors to, the Company or an Affiliate shall be eligible to receive Options hereunder.

         6. SHARES SUBJECT TO PLAN. The aggregate maximum number of Shares for which Options may be granted pursuant to the Plan is 1,500,000, subject to adjustment as provided in Section 10 of the Plan. As of February 1, 2000 and as a result of a stock dividend in January of 2000, such number of Shares is 1,650,000. The Shares shall be issued from either authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If an Option terminates or expires without having been fully exercised for any reason, the Shares for which the Option was not exercised may again be the subject of further Option grants under the Plan.

         7. EFFECTIVENESS; TERM OF THE PLAN. The Plan shall become effective (the "Effective Date") on the consummation of the Company's initial public offering of Common Stock (provided such offering occurs prior to March 25, 1998). No Option may be granted under the Plan after March 25, 2007 or the earlier termination of the Plan.

         8. OPTION DOCUMENTS AND TERMS. Each Option granted under the Plan shall be a Non-qualified Stock Option unless the Option shall specifically be designated an ISO at the time of grant. If any Option designated as an ISO is determined for any reason not to qualify as an incentive stock option within the meaning of Section 422 of the Code, such Option shall be treated as a Non-qualified Stock Option for all purposes under the provisions of the Plan. The grant of each Option under the Plan shall be evidenced by one or more Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall be executed by the Company as promptly as possible following such grant. Each Option Document shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan, and the Option Document shall expressly state the provisions of the Plan or incorporate them by reference.

            (a) NUMBER OF OPTION SHARES. Each Option Document shall state the number of Shares to which it pertains. The maximum number of Shares for which Options may be granted to any single Optionee in any calendar year shall be 5000,000 [sic] Shares, subject to adjustment as set forth in Section 10. As of February 1, 2000 and as a result of a stock dividend in January of 2000, such number of Shares is 550,000.


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         In no event shall the Option be exercised with respect to a fractional
Share.

            (b) OPTION PRICE. Each Option Document shall, subject to adjustment as provided in Section 10 of the Plan, state the Option Price which, for a Non-qualified Stock Option, may be less than, equal to, or greater than the Fair Market Value of the Shares on the date the Option is granted and, for an ISO, shall be at least 100% of the Fair Market Value of the Shares on the date the Option is granted as determined by the Committee in accordance with this Section 8(b); provided, however, that if an ISO is granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate, then the Option Price shall be at least 110% of the Fair Market Value of the Shares on the date the Option is granted.

         If the Common Stock is traded in a public market, the Fair Market Value per share shall be, if the Common Stock is listed on a national securities exchange or included in the Nasdaq National Market, the last reported sale price thereof on the relevant date, or, if the Common Stock is not so listed or included, the mean between the last reported "bid" and "asked" prices thereof on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Common Stock is not traded in a public market on the relevant date, the Fair Market Value shall be as determined in good faith by the Committee.

         Effective as of June 1, 2000, the term "Fair Market Value," except as may be otherwise explicitly provided in the Plan or in any Option Document at any particular date shall be determined according to the following rules: (i) if the Common Stock is not at the time listed or admitted to trading on a stock exchange or the Nasdaq National Market, the Fair Market Value shall be the closing price of the Common Stock on the date in question in the over-the-counter market, as such price is reported in a publication of general circulation selected by the Board of Directors and regularly reporting the price of the Common Stock in such market; provided, however, that if the price of the Common Stock is not so reported, the Fair Market Value shall be determined in good faith by the Board of Directors, which may take into consideration (A) the price paid for the Common Stock in the most recent trade of a substantial number of shares known to the Board to have occurred at arm's length between willing and knowledgeable investors, or (B) an appraisal by an independent party, or (C) any other method of valuation undertaken in good faith by the Board of Directors, or some or all of the above as the Board shall in its discretion elect; or (ii) if the Common Stock is at the time listed or admitted to trading on any stock exchange or the Nasdaq National Market, then the Fair Market Value shall be the mean between the lowest and highest reported sale prices (or the lowest reported bid price and the highest reported asked price) of the Common Stock on the date in question on the principal exchange on which the Common Stock is then listed or admitted to trading. If no reported sale of Common Stock takes place on the date in question on the principal exchange or the Nasdaq National Market, as the case may be, then the reported closing sale price (or the reported closing asked price) of the Common Stock on such date on the principal exchange or the Nasdaq National Market, as the case may be, shall be determinative of Fair Market Value.


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


            (c) EXERCISE. An Option granted under the Plan may be exercised in whole or in part to the extent then exercisable under the terms of the Option Document and this Plan, provided that no Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise (on such form or forms as the Committee may prescribe for this purpose) and of payment in full (except as otherwise provided in Section 8(d) of the Plan) of the Option Price for the Shares to be purchased. Moreover, except as an Option Document may otherwise provide, no Option may be exercised within six months of the date of grant; provided, however, that this restriction shall not be effective on or after June 1, 2000. Each such notice of exercise shall specify the number of Shares to be purchased and shall (unless the Shares are covered by a then current and effective registration statement or qualified Offering Statement under Regulation A under the Securities Act) contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (i) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (ii) the Optionee has been advised and understands that
(A) the Shares have not been registered under the Act, are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (B) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (iii) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the Company in its sole discretion determines that issuance of Shares should be delayed pending
(I) registration under federal or state securities laws, (II) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available, (III) the listing, registration, qualification or inclusion of the Shares on any securities exchange or an automated quotation system or under any state or federal law or (IV) the consent or approval of any governmental regulatory body whose consent or approval is necessary or desirable in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this sentence has occurred.

            (d) MEDIUM OF PAYMENT. Upon exercise of an Option, the aggregate Option Price for the Shares as to which the Option is being exercised shall, in the discretion of the Committee, be (i) paid in U.S. funds by cash (including a check, draft or wire transfer made payable to the order of the Company), or delivery of stock certificates for Shares of the Company's Common Stock, free of all liens, claims and encumbrances of every kind, and endorsed in blank or accompanied by executed stock powers with signatures guaranteed by a national bank or trust company or a member of a national securities exchange evidencing Shares which have been held for more than six months (in which case the value of such Shares shall be deemed to be their Fair Market Value on the date of exercise of the Option), (ii) paid on a deferred basis upon such terms and conditions as the Committee in its discretion shall provide, (iii) deemed to be paid provided the notice of exercise of the Option is accompanied to the Committee's satisfaction by a copy of irrevocable instructions to a broker to promptly deliver to the Company an amount of sales or loan proceeds sufficient to pay the Option Price in full, or (iv) a combination of the foregoing. Effective June 1, 2000, the six-month holding requirement referred to in clause
(i) of the preceding sentence shall be inapplicable. If any part of the Option Price is to be paid on a deferred basis, the Shares with respect to which payment is deferred shall

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be registered in the name of the Optionee, but the certificate representing such
Shares shall serve as security to the Company for the payment of the Option
Price and shall not be delivered to the Optionee until the Option Price for said Shares has been paid in full.

         If the Optionee fails to pay for or to accept delivery of all or any part of the number of Shares specified in his notice of exercise upon tender of delivery thereof, his right to exercise the Option with respect to those Shares shall be terminated, unless the Company otherwise agrees.

            (e) TERMINATION OF OPTIONS.

                (i) No Option or any unexercised installment thereof shall be exercisable after the first to occur of the following:

                    (A) Expiration of the Option term specified in the Option Document which, subject to earlier termination as hereinafter provided, shall not exceed (1) ten years from the date of grant, or (2) five years from the date of grant of an ISO if the Optionee on the date of grant owns, directly and/or by attribution under Section 424(d) of the Code, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of an Affiliate;

                    (B) Expiration of three months (sixty days in the case of an Option granted on or after June 1, 2000) from the date the Optionee's employment or service with the Company or its Affiliates terminates for any reason other than Disability or death or as otherwise specified in Subsection 8(e)(i)(D) or 8(e)(i)(E) below; provided, however, that such Option was exercisable on the date of termination of employment or service under the provisions of the Option Document or the Committee specifically waives the restrictions relating to exercisability, if any, contained in the Option Document;

                    (C) Expiration of one year from the date such employment or service with the Company or its Affiliates terminates due to the Optionee's Disability or death; provided, however, that such Option was exercisable on the date of termination of employment or service under the provisions of the Option Document or the Committee specifically waives the restrictions relating to exercisability, if any, contained in the Option Document. The determination of whether the termination of the Optionee's employment or service with the Company is due to Disability shall be made by the Committee (effective June 1, 2000, the Board of Directors), and such determination shall be final and binding on the Company and the Optionee;

                    (D) A finding by the Committee (effective June 1, 2000, the Board of Directors), after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has breached his employment or service contract with the Company or an Affiliate, or has been engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or, effective June 1, 2000, has disclosed trade secrets or other proprietary information of the Company or an Affiliate or has committed an intentional or grossly negligent act detrimental to the interests of the Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price of such Shares and, effective June 1, 2000, the Company shall have the right to repurchase all or any part of the Shares of Common Stock acquired by the Optionee upon the earlier exercise of any Option, at a price equal to the amount paid to the Company upon such exercise, increased by an amount equal to the interest that would have accrued in the period between the date of exercise of the Option and the date of such repurchase upon a debt in the amount of the Option Price, at the prime rate(s) announced from time to time during such period in the Federal Reserve Statistical Release Selected Interest Rates. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture, and no decision of the Board of Directors shall affect in any manner the finality of the discharge of an Optionee by the Company or an Affiliate; and

                    (E) The date, if any, set by the Board of Directors as an accelerated expiration date in the event of a Change of Control.

                (ii) Notwithstanding the Option termination provisions of
Section 8(e)(i), the Committee, in its sole discretion, may extend the period during which all or any portion of an Option may be exercised to a date no later than the Option term specified in the Option Document pursuant to Section 8(e)(i)(A), provided that any change pursuant to this Section 8(e)(ii) which would cause an ISO to become a Non-qualified Stock Option may be made only with the consent of the Optionee.

            (f) TRANSFERS. Except as otherwise provided by law, no Option granted under the Plan may be transferred, except by will or by the laws of descent and distribution. During the lifetime of the person to whom an Option is granted, such Option may be exercised only by him or his guardian or legal representative. Notwithstanding the foregoing, the Committee in its sole discretion may amend an outstanding Option to permit the transfer of such Option, without payment of consideration, to immediate family members of the Optionee or to trusts or partnerships for such family members.

            (g) LIMITATION ON ISO GRANTS. In no event shall the aggregate Fair Market Value of the Shares of Common Stock (determined at the time an ISO is granted) with respect to which incentive stock options under all incentive stock option plans of the Company or its Affiliates are exercisable for the first time by the Optionee during any calendar year exceed $100,000 or such greater sum as may hereafter be permitted under Section 422 of the Code.

            (h) OTHER PROVISIONS. Subject to the provisions of the Plan, each Option Document shall contain such other provisions including, without limitation, provisions authorizing the Committee to accelerate the exercisability of all or any portion of an Option granted pursuant to the Plan, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

            (i) AMENDMENT. The Committee shall have the right to amend any Option Document issued to an Optionee to the extent the terms to be amended are within the Committee's discretion as provided in the Plan but subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made pursuant to Section 8(e)(i)(E) or Section 9 of the Plan, as applicable.

            (j) NOTICE OF ISO DISPOSITION. Effective as of June 1, 2000, the Optionee must notify the Company promptly in the event that he sells, transfers, exchanges or otherwise disposes of any shares of Common Stock issued upon exercise of an ISO, before the later of (i) the second anniversary of the date of grant of the ISO, and (ii) the first anniversary of the date the shares were issued upon his exercise of the ISO.

            (k) EXECUTION OF OPTION DOCUMENT. If an individual to whom a grant has been made fails to execute and deliver to the Committee an Option Document within thirty days after it is submitted to him, the Option shall be voidable by the Company at its election, without further notice to the Optionee.

         9. CHANGE OF CONTROL.

            (a) In the event of a Change of Control, all Options then outstanding under the Plan immediately shall become vested and exercisable in full; provided that any acceleration of exercisability of options under this
Section 9 which would cause an ISO to become a Non-Qualified Stock Option may be made only with the consent of the Optionee. In addition, in the event of a Change of Control, the Committee may take whatever other action with respect to Options outstanding as it deems necessary or desirable, including without limitation, accelerating the expiration date of any Options. Any amendment to this Section 9 which diminishes the rights of Optionees shall not be effective with respect to Options outstanding at the time of adoption of such amendment, whether or not such outstanding Options are then exercisable.

            A "Change of Control" shall be deemed to have occurred at such time as (i) any Person (including a Person's "affiliates" (as defined below) and associates), other than a Permitted Holder, becomes the beneficial owner (as defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of more than fifty percent of the total voting power of the Company's Common Stock, (ii) any Person (including a Person's Affiliates and associates), other than a Permitted Holder, becomes the beneficial owner of more than thirty-three and one-third percent of the total voting power of the Company's Common Stock, and the Permitted Holders beneficially own, in the aggregate, a lesser percentage of the total voting power of the Common Stock of the Company than such other Person and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of the Company, (iii) there shall be consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which the Common Stock of the Company would be converted into cash, securities or other property, other than a merger or consolidation of the Company in which the holders of the Common Stock of the Company outstanding immediately prior to the consolidation or merger hold, directly or indirectly, at least a majority of the Common Stock of the surviving corporation immediately after such consolidation or merger, or
(iv) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Company has been approved by a majority of the directors then still in office who either were directors at the

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beginning of such period or whose election or recommendation for election was previously so approved) cease to constitute a majority of the Board of Directors of the Company. For purposes of this definition of Change of Control, an "affiliate" of any specified Person shall mean any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. For the purpose of this definition, "control," as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

            (b) Effective for Options granted on or after June 1, 2000 this
Section 8.1(b) shall apply in lieu of Section 8.1(a). Except as otherwise provided in Section 10, if while unexercised Options remain outstanding under the Plan the Company merges or consolidates with one or more corporations (whether or not the Company is the surviving corporation), or is liquidated or sells or otherwise disposes of substantially all of its assets to another entity, or upon a Change of Control (as defined herein), then, except as otherwise specifically provided to the contrary in an Option Document, the Committee, in its discretion, shall amend the terms of all outstanding Options so that either:

                (i) after the effective date of such merger, consolidation, sale or Change of Control, as the case may be, each Optionee shall be entitled, upon exercise of an Option, to receive in lieu of Shares of Common Stock the number and class of shares of such stock or other securities to which he would have been entitled pursuant to the terms of the merger, consolidation, sale or Change of Control if he had been the holder of record of the number of Shares of Common Stock as to which the Option is being exercised, or shall be entitled to receive from the successor entity a new stock option of comparable value; or

                (ii) all outstanding Options shall be cancelled as of the effective date of any such merger, consolidation, liquidation, sale or Change of Control, provided that each Optionee shall have the right to exercise his Option according to its terms during the period of twenty days ending on the day preceding the effective date of such merger, consolidation, liquidation, sale or Change of Control; and in addition to the foregoing, the Committee may in its discretion amend the terms of an Option by cancelling some or all of the restrictions on its exercise, to permit its exercise pursuant to this paragraph
(ii) to a greater extent than that permitted on its existing terms; or

                (iii) all outstanding Options shall be cancelled as of the effective date of any such merger, consolidation, liquidation, sale or Change of Control in exchange for consideration in cash or in kind, which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the Optionee would have received had the Option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise had been made prior to such merger, consolidation, liquidation, sale or Change in Control, less the option price therefor. Upon receipt of such consideration by the Optionee, his or her Option shall immediately terminate and be of no further force and effect. The value of the stock or other securities the Optionee would have received if the Option had been exercised shall be determined in good faith by the Committee, and in the case of shares of the Common Stock of the Company, in accordance with the provisions of Section 8(b).

            A "Change of Control" of the Company shall be deemed to have occurred if any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) other than a trust related to an employee benefit plan maintained by the Company becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of fifty percent or more of the Company's outstanding Common Stock, and within the period of twenty-four consecutive months immediately thereafter, individuals other than (a) individuals who at the beginning of such period constitute the entire Board of Directors or (b) individuals whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period, become a majority of the Board of Directors.

         10. ADJUSTMENTS. In the event that a dividend shall be declared upon the Common Stock payable in Shares of Common Stock or if a stock split is declared with respect to the Common Stock, the number of Shares of Common Stock then subject to any Option outstanding under the Plan and the number of Shares reserved for the grant of Options pursuant to the Plan but not yet subject to an Option shall be adjusted by adding to each such Share the number of shares which would be distributable in respect thereof if such Shares had been outstanding on the date fixed for determining the shareholders of the Company entitled to receive such stock dividend or stock split. In the event that the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split, combination of shares, merger, consolidation or otherwise, there shall be substituted for each Share of Common Stock subject to any such Option and for each Share of Common Stock reserved for the grant of Options pursuant to the Plan but not yet subject to an Option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall have been so changed or for which each such share shall have been exchanged. In the event there shall be any change, other than as specified above in this Section 10, in the number or kind of outstanding shares of Common Stock or of any stock or other securities into which such Common Stock shall have been changed or for which it shall have been exchanged, then if the Board of Directors (effective June 1, 2000, the Committee) shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind of Shares theretofore reserved for the grant of Options pursuant to the Plan but not yet subject to an Option and of the Shares then subject to Options, such adjustment shall be made by the Board of Directors (effective June 1, 2000, the Committee) and shall be effective and binding for all purposes of the Plan and of each Option outstanding thereunder. In the case of any such substitution or adjustment as provided for in this Section 10, the Option Price for each Share of stock or other security which shall have been substituted for each Share of Common Stock covered by an outstanding Option shall be adjusted appropriately to reflect such substitution or adjustment. No adjustment or substitution provided for in this Section 10 shall require the Company to sell a fractional share of Common Stock, and the total substitution or adjustment with respect to each outstanding Option shall be limited accordingly. Upon any adjustment made pursuant to this Section 10, the Company will, upon request, deliver to the Optionee a certificate of its Secretary setting forth the Option Price thereafter in effect and the number and kind of shares or other securities thereafter purchasable on the exercise of such Option.

            11. AMENDMENT OR TERMINATION OF THE PLAN. The Board of Directors may terminate the Plan in whole or in part at any time or amend the Plan from time to time in such manner as it may deem advisable. Nevertheless, the Board of Directors shall not
(a) change the class of individuals eligible to receive an ISO, (b) increase the maximum number of Shares as to which Options may be granted or (c) make any other change or amendment to which stockholder approval is required in order to satisfy the conditions set forth in Rule 16b-3 promulgated under the Exchange Act, in each case without obtaining approval, within twelve months before or after such action, by vote of a majority of the votes cast at a duly called meeting of the stockholders at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting on the matter. No amendment to the Plan, however, shall adversely affect any outstanding Option in any material respect without the consent of the Optionee.

         12. NO COMMITMENT TO RETAIN. The grant of an Option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Optionee in the employ or service of the Company or an Affiliate and/or as a member of the Company's Board of Directors or in any other capacity, and nothing in the Plan shall interfere with or limit in any way the right of the Company or an Affiliate to terminate the employment or service of an Optionee.

         13. WITHHOLDING OF TAXES. The Company shall deduct or withhold an amount sufficient to satisfy all Federal, state and local taxes required by law to be withheld with respect to any grant or exercise of an Option or other transaction under the Plan that gives rise to a withholding obligation and, in so doing, the Company shall by agreement with the Optionee or unilaterally take such action as it deems necessary or prudent to protect the Company's interest with respect to such withholding obligations. In the sole discretion of the Committee, and subject to such conditions or limitations as the Committee shall prescribe, an Optionee may satisfy the withholding obligation, in whole or in part, by electing to have the number of Shares to be issued upon exercise of an Option reduced by a number of Shares having a Fair Market Value equal to the desired withholding amount or by surrendering to the Company Shares which the Optionee has held for more than six months having an equivalent Fair Market Value; provided, however, that payment of the withholding obligation in the form of Shares shall not be made with respect to an amount in excess of any minimum required withholding; and provided, further, that the six month holding requirement shall be inapplicable effective June 1, 2000. If the method of payment for the Shares is from a loan or sale by a broker of the Shares acquired on exercise of the Option, the withholding obligation shall be satisfied from the proceeds of such loan or sale.

         14. INTERPRETATION. It is the intent of the Company that transactions under the Plan with respect to directors and officers (within the meaning of Section 16(a) of the Exchange Act) satisfy the conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent that any provision of the Plan or action by the Committee would result in a conflict with or fail to comply with any such condition, such provision or action shall be deemed null and void as applied to such transactions to the extent permitted by applicable law and deemed advisable by the Company. This Section 14 shall not be applicable if no class of the Company's equity securities is then registered pursuant to Section 12 of the Exchange Act. In addition, with respect to employees subject to
Section 162(m) of the Code, transactions under the Plan are intended to avoid the loss of a deduction under that Code section. Accordingly, to the extent any provision of the Plan or action by the Committee fails to comply with Section 162(m) of the Code to avoid the loss of a deduction, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Company.

         15. USE OF PROCEEDS. The proceeds from the sale of Shares pursuant to the exercise of Options shall constitute general funds of the Company.

         16. OPTION GRANTS TO NON-UNITED STATES PERSONS. Options may be granted to Optionees who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws. The Board of Directors shall have the right to amend the Plan, consistent with its authority to amend the Plan as set forth in Section 11, to obtain favorable tax treatment for Optionees, and any such amendments shall be evidenced by an Appendix to the Plan. The Board of Directors may delegate this authority to the Committee.

         17. GOVERNING LAW. The granting of Options and the issuance of Shares under the Plan shall be subject to all applicable laws and regulations and to such approvals by any governmental agency or national securities exchanges as may be required. To the extent not pre-empted by Federal law, the Plan and all Option Documents hereunder shall be construed in accordance with and governed by the laws of Pennsylvania; provided, however, that effective June 1, 2000, and to the extent not pre-empted by Federal law, the Plan and all Option Documents hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts, without regard to the principles of conflicts of law.